United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

to

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 1, 2005

ALLOY, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of	000-26023 (Commission File Number) incorporation)	04-3310676 (I.R.S. Employer Identification No.)

151 West 26th Street, 11th Floor
New York, NY 10001
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 244-4307

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      This Amendment No. 1 to Current Report on Form 8-K is being filed solely to attach the complete version of the press release issued on June 1, 2005.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On June 1, 2005, Alloy issued a press release announcing its financial results for the first quarter ended April 30, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibit.

99.1 Press Release dated June 1, 2005.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLOY, INC.
Date: June 3, 2005	/s/ Matthew C. Diamond
Matthew C. Diamond
Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated June 1, 2005.